EXHIBIT 21

SUBSIDIARIES

Johnson & Johnson, a New Jersey corporation, had the domestic and international subsidiaries shown below as of December 30, 2007. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson has no parent.

Jurisdiction of
Name of Subsidiary	Organization

U.S. Subsidiaries:
Advanced Sterilization Products Services Inc.	New Jersey
ALZA Corporation	Delaware
ALZA Land Management, Inc.	Delaware
Animas Corporation	Delaware
Biosense Webster, Inc.	California
Centocor Biologics, LLC	Pennsylvania
Centocor, Inc.	Pennsylvania
Centocor Ortho Biotech Services LLC	New Jersey
Centocor Research & Development, Inc.	Pennsylvania
Closure Medical Corporation	Delaware
CNA Development LLC	Delaware
Codman & Shurtleff, Inc.	New Jersey
Conor Medsystems, LLC	Delaware
Cordis Corporation	Florida
Cordis Development Corporation	Florida
Cordis International Corporation	Delaware
Cordis LLC	Delaware
Cordis Neurovascular, Inc.	Florida
Crescendo Pharmaceuticals Corporation	Delaware
DePuy, Inc.	Delaware
DePuy Mitek, Inc.	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, Inc.	Ohio
DePuy Spine Sales Limited Partnership	Massachusetts
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon Endo-Surgery Services, L.P.	Texas
Ethicon, Inc.	New Jersey
Ethicon LLC	Delaware
Global Biologics Supply Chain, LLC	Pennsylvania
GUH Corporation	Delaware
GynoPharma Inc.	Delaware
Hand Innovations LLC	Delaware
Innovational Holdings, LLC	Delaware
ISO Holding Corp.	Delaware
J&J Holdings (Nevada), Inc.	Nevada
Janssen Ortho LLC	Delaware
JJHC, LLC	Delaware

Jurisdiction of
Name of Subsidiary	Organization

Johnson & Johnson Baby Products, Inc.	Delaware
Johnson & Johnson Consumer Companies, Inc.	New Jersey
Johnson & Johnson Development Corporation	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson • Merck Consumer Pharmaceuticals Co.	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Pharmaceutical Research & Development, L.L.C.	New Jersey
Johnson & Johnson Pharmaceutical Services, LLC	New Jersey
Johnson & Johnson Pharmaceutical Trading Co., Inc.	Delaware
Johnson & Johnson Professional Co. (P.R.) Inc.	Delaware
Johnson & Johnson Regenerative Therapeutics, LLC	Delaware
Johnson & Johnson Sales and Logistics Company, LLC	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
Joint Medical Products Corporation	Delaware
LifeScan, Inc.	California
LifeScan LLC	Delaware
LifeScan Products, LLC	Delaware
McNeil Consumer Healthcare Latin America LLC	Delaware
McNeil Healthcare LLC	Delaware
McNeil Nutritionals, LLC	Delaware
McNEIL-PPC, Inc.	New Jersey
Middlesex Assurance Company Limited	Vermont
Neutrogena Corporation	Delaware
Nitinol Development Corporation	California
Noramco, Inc.	Georgia
OMJ Pharmaceuticals, Inc.	Delaware
OraPharma, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Holding Corp.	Delaware
Ortho Biotech Inc.	New Jersey
Ortho Biotech Products, L.P.	New Jersey
Ortho-Clinical Diagnostics, Inc.	New York
Ortho-McNeil Finance Co.	Florida
Ortho-McNeil-Janssen Pharmaceuticals, Inc.	Pennsylvania
Rutan Realty LLC	New Jersey
Scios Inc.	Delaware
TERAMed Corporation	Delaware
Therapeutic Discovery Corporation	Delaware
The Tylenol Company	New Jersey
TransForm Pharmaceuticals, Inc.	Delaware
W&V Resources, Inc.	Delaware

Jurisdiction of
Name of Subsidiary	Organization

International Subsidiaries:
Alza Ireland Limited	Ireland
Apsis S.A.S.	France
Carlo Erba OTC S.r.l.	Italy
Centocor Biologics (Ireland) Limited	Ireland
Centocor B.V.	Netherlands
Cilag Advanced Technologies GmbH	Switzerland
Cilag AG	Switzerland
Cilag de Mexico, S. de R.L. de C.V.	Mexico
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Pharmaceuticals GmbH	Switzerland
Codman Sarl	Switzerland
ColBar LifeScience Ltd.	Israel
Cordis Cashel Limited	Ireland
Cordis Europa N.V.	Netherlands
Cordis Medizinische Apparate GmbH	Germany
Cordis S.A.S.	France
DePuy Ace Sarl	Switzerland
DePuy France S.A.S.	France
DePuy International Limited	United Kingdom
DePuy International (Holdings) Limited	United Kingdom
DePuy (Ireland) Limited	Ireland
DePuy Mitek Sarl	Switzerland
DePuy Orthopadie GmbH	Germany
DePuy Orthopedie S.A.S.	France
DePuy Spine Sarl	Switzerland
DePuy UK Holdings Limited	United Kingdom
Drumbeat Limited	United Kingdom
EES Holdings de Mexico, S. de R. L. de C. V.	Mexico
EES, S.A. de C.V.	Mexico
Ethicon GmbH	Germany
Ethicon Ireland Limited	Ireland
Ethicon Sarl	Switzerland
Ethicon SAS	France
Ethicon Women’s Health & Urology Sarl	Switzerland
Ethnor Del Istmo S.A.	Panama
Ethnor Farmaceutica, S.A.	Venezuela
Ethnor (Proprietary) Limited	South Africa
FMS Future Medical System SA	Switzerland
GMED Health Care Limited	Ireland
Group Vendôme SAS	France
High Wycombe Property Management Limited	United Kingdom
Janssen-Cilag AB	Sweden
Janssen-Cilag A/S	Denmark
Janssen-Cilag AG	Switzerland
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag Farmaceutica, Lda.	Portugal

Jurisdiction of
Name of Subsidiary	Organization

Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag GmbH	Germany
Janssen-Cilag Ltd.	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Polska, Sp. z o.o.	Poland
Janssen-Cilag Pty. Ltd.	Australia
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Cilag S.A.S.	France
Janssen-Cilag S.p.A.	Italy
Janssen Korea Ltd.	Korea
Janssen-Ortho Inc.	Canada
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutica (Pty) Limited	South Africa
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical Limited	Ireland
J.C. General Services CVBA	Belgium
J-C Healthcare Ltd.	Israel
JHC Nederland B.V.	Netherlands
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson (China) Investment Co., Ltd.	China
Johnson & Johnson (China) Ltd.	China
Johnson & Johnson Consumer France SAS	France
Johnson & Johnson Consumer (Hong Kong) Limited	Hong Kong
Johnson & Johnson de Argentina S.A.C.e I.	Argentina
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson de Venezuela, S.A.	Venezuela
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson (Egypt) S.A.E.	Egypt
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings G.m.b.H	Germany
Johnson & Johnson Hellas S.A.	Greece
Johnson & Johnson Hemisferica S.A.	Puerto Rico
Johnson & Johnson Holding AB	Sweden
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson Inc.	Canada

Jurisdiction of
Name of Subsidiary	Organization

Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson Kft.	Hungary
Johnson & Johnson K. K.	Japan
Johnson & Johnson Korea, Ltd.	Korea
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	India
Johnson & Johnson LLC	Russia
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical Holding S.p.A.	Italy
Johnson & Johnson Medical Korea Limited	Korea
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical (Pty) Limited	South Africa
Johnson & Johnson Medical Pty Ltd.	Australia
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Pakistan (Private) Limited	Pakistan
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson Poland Sp. z o.o	Poland
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson S.A.	Spain
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson S.p.A	Italy
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson Vision Care (Ireland) Limited	Ireland
Johnson & Johnson Vision Care (Shanghai) Ltd.	China
Laboratoires Polive S.N.C.	France
Laboratoires Vendome, SAS	France
Latam International Investment Company	Ireland
Latam Properties Holdings	Ireland
Lifescan Canada Ltd.	Canada
Lifescan Scotland Limited	United Kingdom
McNeil AB	Sweden
McNeil Comm. VA	Belgium

Jurisdiction of
Name of Subsidiary	Organization

McNeil Consumer Healthcare GmbH	Germany
McNeil Denmark ApS	Denmark
McNeil Esbjerg ApS	Denmark
McNeil GmbH & Co. oHG	Germany
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Iberica S.L.U.	Spain
McNEIL PDI Inc.	Canada
McNeil Products Limited	United Kingdom
McNeil Sante Grand Public	France
McNeil Sweden AB	Sweden
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
OBTECH Medical Sarl	Switzerland
OMJ Ireland Limited	Ireland
OMJ Manufacturing Limited	Ireland
Ortho-Clinical Diagnostics	United Kingdom
Ortho-Clinical Diagnostics GmbH	Germany
Ortho-Clinical Diagnostics K.K.	Japan
Ortho-Clinical Diagnostics NV	Belgium
Ortho-Clinical Diagnostics S.A.S.	France
Pfizer Consumer Healthcare Mexico, S. de R.L. de C.V.*	Mexico
Pfizer Consumer Healthcare S.com.p.A*	Spain
Pfizer Consumer Healthcare S.r.l.*	Italy
P.T. Johnson & Johnson Indonesia	Indonesia
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Tasmanian Alkaloids Pty. Ltd.	Australia
Tibotec Pharmaceuticals Limited	Ireland
Tibotec-Virco Comm. VA	Belgium
Tibotec-Virco Virology BVBA	Belgium
Turnbuckle Investment Company	Ireland
Vania Expansion, S.N.C.	France
Xian-Janssen Pharmaceutical Ltd.	China

*	Recently acquired. Name change pending.